Exhibit 99.2

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Segment Data
The Company is providing unaudited quarterly segment information for the nine months ended September 30, 2018, and the years ended December 31, 2017 and December 31, 2016, which are recast to include the results of our Slovenian business, which were previously classified as discontinued operations in our consolidated statements of operations and comprehensive income with respect to such periods. These changes have no effect on net income / loss for such periods, as reported in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2018, filed with the SEC on October 18, 2018, our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 8, 2018, and our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 9, 2017. Segment net revenue and OIBDA have been recast to present the results of continuing operations inclusive of our Slovenian business. We believe that the unaudited recast financial information will be helpful to users of our financial statements to better understand the recent performance of the business, including our Slovenia operations, and our full year 2018 financial results once they are reported by the Company.
We manage our business on a geographical basis, with five operating segments: Bulgaria, the Czech Republic, Romania, the Slovak Republic and Slovenia, which are also our reportable segments and our main operating countries. These segments reflect how CME Ltd.’s operating performance is evaluated by our chief operating decision makers, who we have identified as our co-Chief Executive Officers; how operations are managed by segment managers; and the structure of our internal financial reporting.
Our segments generate revenues primarily from the sale of advertising and sponsorship on our channels. This is supplemented by revenues from cable and satellite television service providers that carry our channels on their platforms and from revenues through the sale of distribution rights to third parties. We do not rely on any single major customer or group of major customers. Intersegment revenues and profits have been eliminated in consolidation.
We evaluate our consolidated results and the performance of our segments based on net revenues and OIBDA (as defined below). We believe OIBDA is useful to investors because it provides a meaningful representation of our performance as it excludes certain items that either do not impact our cash flows or the operating results of our operations. OIBDA is also used as a component in determining management bonuses.
OIBDA includes amortization and impairment of program rights and is calculated as operating income / loss before depreciation, amortization of intangible assets, impairments of assets and certain unusual or infrequent items that are not considered by our chief operating decision makers when evaluating our performance. From January 1, 2018, stock-based compensation and certain operating costs incurred on behalf of our segments at the corporate level have been allocated to our segments for purposes of evaluating their performance.
Our key performance measure of the efficiency of our segments is OIBDA margin. OIBDA margin is the ratio of OIBDA to net revenues. OIBDA may not be comparable to similar measures reported by other companies.
Below are tables showing our recast net revenues and OIBDA by segment for the nine months ended September 30, 2018 and twelve months ended December 31, 2017 and December 31, 2016, as well as each quarterly period thereof.

	(unaudited)
	For the Three Months Ended, (US$ 000’s)			For the Nine Months Ended, (US$ 000’s)
Net revenues	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Bulgaria	$19,433	$23,427	$16,348	$59,208
Czech Republic	51,534	61,028	45,489	158,051
Romania	45,961	49,594	41,128	136,683
Slovak Republic	22,953	26,770	20,867	70,590
Slovenia	17,530	22,367	13,586	53,483
Intersegment revenues (1)	(702)	(1,278)	(380)	(2,360)
Total net revenues	$156,709	$181,908	$137,038	$475,655
(1) Reflects revenues earned from the sale of content to other country segments. All other revenues are third party revenues.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(US$ 000’s)

	(unaudited)
	For the Three Months Ended,				For the Year Ended,
Net revenues	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Bulgaria	$15,305	$20,774	$16,039	$25,223	$77,341
Czech Republic	39,474	53,371	42,681	73,515	209,041
Romania	38,944	48,570	40,469	63,261	191,244
Slovak Republic	18,340	24,624	20,384	34,373	97,721
Slovenia	12,217	18,453	12,890	25,136	68,696
Intersegment revenues (1)	(335)	(453)	(159)	(228)	(1,175)
Total net revenues	$123,945	$165,339	$132,304	$221,280	$642,868
(1) Reflects revenues earned from the sale of content to other country segments. All other revenues are third party revenues.

	(unaudited)
	For the Three Months Ended,				For the Year Ended,
Net revenues	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Bulgaria	$15,859	$20,455	$13,789	$22,548	$72,651
Czech Republic	38,608	50,919	39,031	61,814	190,372
Romania	32,370	48,929	36,970	54,682	172,951
Slovak Republic	19,062	22,540	17,864	31,083	90,549
Slovenia	11,653	16,116	9,555	19,588	56,912
Intersegment revenues (1)	(87)	(40)	(135)	(167)	(429)
Total net revenues	$117,465	$158,919	$117,074	$189,548	$583,006
(1) Reflects revenues earned from the sale of content to other country segments. All other revenues are third party revenues.

	(unaudited)
	For the Three Months Ended,			For the Nine Months Ended,
OIBDA and reconciliation of OIBDA to Income before tax	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Bulgaria	$2,981	$5,622	$4,481	$13,084
Czech Republic	15,370	28,251	15,388	59,009
Romania	18,893	24,196	15,607	58,696
Slovak Republic	1,103	3,906	5,032	10,041
Slovenia	4,653	5,199	2,158	12,010
Elimination	16	17	(15)	18
Total Operating Segments	43,016	67,191	42,651	152,858
Corporate	(7,692)	(6,346)	(6,884)	(20,922)
Total OIBDA	35,324	60,845	35,767	131,936
Depreciation of property, plant and equipment	(8,387)	(8,561)	(8,202)	(25,150)
Amortization of broadcast licenses and other intangibles	(2,356)	(2,267)	(2,216)	(6,839)
Other items (1)	—	—	(3,152)	(3,152)
Operating income	24,581	50,017	22,197	96,795
Interest expense	(17,818)	(12,411)	(9,977)	(40,206)
Non-operating income / (expense), net	4,208	(6,926)	1,574	(1,144)
Income before tax	$10,971	$30,680	$13,794	$55,445

(1)
Other items consists solely of expense related to the accelerated vesting of RSUs with performance conditions in accordance with the terms of the corresponding award agreement following the completion of sale of the Company's Croatian operations.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(US$ 000’s)

	(unaudited)
	For the Three Months Ended,				For the Year Ended,
OIBDA and reconciliation of OIBDA to (Loss) / income before tax	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Bulgaria	$1,258	$2,985	$2,425	$9,573	$16,241
Czech Republic	10,747	25,377	12,397	34,131	82,652
Romania	14,460	22,071	15,259	21,628	73,418
Slovak Republic	748	7,409	2,809	12,879	23,845
Slovenia	(25)	4,351	1,149	8,788	14,263
Elimination	(4)	31	12	(42)	(3)
Total Operating Segments	27,184	62,224	34,051	86,957	210,416
Corporate	(6,122)	(6,220)	(7,767)	(10,540)	(30,649)
Total OIBDA	21,062	56,004	26,284	76,417	179,767
Depreciation of property, plant and equipment	(7,053)	(7,538)	(8,031)	(8,639)	(31,261)
Amortization of broadcast licenses and other intangibles	(2,109)	(2,053)	(2,187)	(2,243)	(8,592)
Operating income	11,900	46,413	16,066	65,535	139,914
Interest expense	(22,252)	(20,494)	(21,667)	(18,775)	(83,188)
Non-operating income, net	2,319	7,087	3,751	3,684	16,841
(Loss) / income before tax	$(8,033)	$33,006	$(1,850)	$50,444	$73,567

	(unaudited)
	For the Three Months Ended,				For the Year Ended,
OIBDA and reconciliation of OIBDA to (Loss) / income before tax	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Bulgaria	$1,032	$5,870	$1,864	$3,238	$12,004
Czech Republic	10,011	22,933	13,031	30,491	76,466
Romania	9,376	22,778	12,440	16,800	61,394
Slovak Republic	2,347	3,055	(476)	10,672	15,598
Slovenia	(745)	1,586	(772)	4,605	4,674
Elimination	(2)	25	7	(5)	25
Total Operating Segments	22,019	56,247	26,094	65,801	170,161
Corporate	(6,289)	(7,028)	(7,547)	(7,750)	(28,614)
Total OIBDA	15,730	49,219	18,547	58,051	141,547
Depreciation of property, plant and equipment	(6,647)	(6,973)	(6,871)	(7,038)	(27,529)
Amortization of broadcast licenses and other intangibles	(2,060)	(2,114)	(2,073)	(2,023)	(8,270)
Operating income	7,023	40,132	9,603	48,990	105,748
Interest expense	(47,819)	(28,100)	(26,141)	(24,318)	(126,378)
Loss on extinguishment of debt	—	(150,158)	—	—	(150,158)
Non-operating income / (expense), net	1,268	23	358	(3,901)	(2,252)
(Loss) / income before tax	$(39,528)	$(138,103)	$(16,180)	$20,771	$(173,040)

3